Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest U.S. Equity Quarterly Dynamic Buffer ETF

(the “Fund”)

Supplement To the Fund’s Prospectus

Dated February 10, 2026

As described in the Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for a given buffer and Target Outcome Period. On February 20, 2026, the Fund’s current Target Outcome Period will end, and a new Target Outcome Period will begin as of February 23, 2026. The new Target Outcome Period will end on May 15, 2026. While the actual caps and buffers will not be determined until the first day of the new Target Outcome Period, set forth below are the anticipated cap ranges and buffers for the Fund for the Target Outcome Period beginning on February 23, 2026. A supplement to the Fund’s prospectus will be filed on February 23, 2026 that will include the actual cap and buffer for the new Target Outcome Period, which may be higher or lower than the anticipated cap ranges and buffers set forth below.

Fund	Anticipated cap range (before fees and expenses)	Anticipated cap range (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)	Anticipated buffer (before fees and expenses)	Anticipated buffer (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Vest U.S. Equity Quarterly Dynamic Buffer ETF (FHDG)	3.60% - 4.80%	3.39% - 4.59%	7.50%	7.29%

Please Keep this Supplement with your Fund Prospectus for Future Reference